SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported): June 4, 1999

                           TOMMY HILFIGER CORPORATION
             (Exact name of registrant as specified in its charter)

British Virgin Islands           1-11226                 Not Applicable
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(State or other            (Commission File Number)    (IRS Employer
jurisdiction of                                        Identification No.)
incorporation)


6/F, Precious Industrial Centre
18 Cheung Yue Street
Cheung Sha Wan
Kowloon, Hong Kong                                     Not Applicable
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(Address of principal executive offices)               (Zip Code)


Registrant's Telephone Number, including area code:  852-2745-7798
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          (Former name or former address, if changed since last report)


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Item 5. Other Events.

      On June 4, 1999, the Company announced that its Board of Directors had approved and declared a two-for-one split of the Company's Ordinary Shares, par value $.01 per share (the "Ordinary Shares"). The split will be effected in the form of a dividend of one Ordinary Share per Ordinary Share issued and outstanding or held by the Company in its treasury (the "Share Split"), and will be payable on July 9, 1999 to shareholders of record at the close of business on June 18, 1999. In connection with the Share Split, the Board of Directors of the Company also approved an increase in the number of authorized Ordinary Shares to 150,000,000 from 75,000,000. A copy of the press release is attached hereto as
Exhibit 99.1 and incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

      (c) Exhibits

            Exhibit 99.1 Press Release issued by the Company on June 4, 1999.


                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  June 7, 1999

                                    TOMMY HILFIGER CORPORATION


                                    By:  /s/    Benjamin M.T. Ng
                                         Name:  Benjamin M.T. Ng
                                         Title: Chief Financial Officer and
                                                Executive Vice President -
                                                Strategic Development

                                  EXHIBIT LIST


Exhibit 99.1      Press Release issued by Tommy Hilfiger Corporation on
                  June 4, 1999.